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                                                                   Exhibit 10.27

                                    PROPOSED
                           INCENTIVE COMPENSATION PLAN

                           SYNTHETIC INDUSTRIES, INC.
                               CORPORATE DIVISION

                               FISCAL YEAR 1997/98





Administration:

     Compensation Committee of the Board of Directors.


Qualification to Participate:

          1. Employment by participant throughout the fiscal year.

          2. Operating Profit must be 80% of Plan. If the planned profit objective;


               a) is exceeded, then the bonus shall be raised by the ratio that actual profits are to plan, except that a maximum bonus shall not exceed 100% of base salary.

               b) fails to be reached, but is at least 80% achieved, then the bonus shall be lowered by the ratio that actual profit is to planned profit. If profit falls below 80%, no bonus is earned or payable.



Definition:

     Net Income Plan for the 1997/98 Plan is $21,141,000


Compensation Amount:

     For achieving Planned Operating Profit: $970,688








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                                    PROPOSED
                           INCENTIVE COMPENSATION PLAN

                           SYNTHETIC INDUSTRIES, INC.
                             CARPET BACKING DIVISION

                               FISCAL YEAR 1997/98





Administration:

     Compensation Committee of the Board of Directors.


Qualification to Participate:

          1. Employment by participant throughout the fiscal year.

          2. Operating Profit must be 80% of Plan. If the planned profit objective;

               a) is exceeded, then the bonus shall be raised by the ratio that actual profits are to plan, except that a maximum bonus shall not exceed 100% of base salary.

               b) fails to be reached, but is at least 80% achieved, then the bonus shall be lowered by the ratio that actual profit is to planned profit. If profit falls below 80%, no bonus is earned or payable.



Definition:

     Operating Profit for the 1997/98 Plan is $42,564,000


Compensation Amount:

     For achieving Planned Operating Profit: $72,333








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                                    PROPOSED
                           INCENTIVE COMPENSATION PLAN

                           SYNTHETIC INDUSTRIES, INC.
                           TECHNICAL TEXTILES DIVISION

                               FISCAL YEAR 1997/98





Administration:

     Compensation Committee of the Board of Directors.



Qualification to Participate:

          1. Employment by participant throughout the fiscal year.

          2. Operating Profit must be 80% of Plan. If the planned profit objective;

               a) is exceeded, then the bonus shall be raised by the ratio that actual profits are to plan, except that a maximum bonus shall not exceed 100% of base salary.

               b) fails to be reached, but is at least 80% achieved, then the bonus shall be lowered by the ratio that actual profit is to planned profit. If profit falls below 80%, no bonus is earned or payable.



Definition:

     Operating Profit for the 1997/98 Plan is $9,633,000


Compensation Amount:

     For achieving Planned Operating Profit: $31,500







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                                    PROPOSED
                           INCENTIVE COMPENSATION PLAN

                           SYNTHETIC INDUSTRIES, INC.
                          PERFORMANCE FABRICS DIVISION

                               FISCAL YEAR 1997/98





Administration:

     Compensation Committee of the Board of Directors.


Qualification to Participate:

          1. Employment by participant throughout the fiscal year.

          2. Operating Profit must be 80% of Plan. If the planned profit objective;

               a) is exceeded, then the bonus shall be raised by the ratio that actual profits are to plan, except that a maximum bonus shall not exceed 100% of base salary.

               b) fails to be reached, but is at least 80% achieved, then the bonus shall be lowered by the ratio that actual profit is to planned profit. If profit falls below 80%, no bonus is earned or payable.



Definition:

     Operating Profit for the 1997/98 Plan is $2,826,000


Compensation Amount:

     For achieving Planned Operating Profit: $21,083







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                                    PROPOSED
                           INCENTIVE COMPENSATION PLAN

                           SYNTHETIC INDUSTRIES, INC.
                          PERFORMANCE NONWOVEN DIVISION

                               FISCAL YEAR 1997/98





Administration:

     Compensation Committee of the Board of Directors.


Qualification to Participate:

               1. Employment by participant throughout the fiscal year.

               2. Operating Profit must be 80% of Plan. If the planned profit objective;

                    a) is exceeded, then the bonus shall be raised by the ratio that actual profits are to plan, except that a maximum bonus shall not exceed 100% of base salary.

                    b) fails to be reached, but is at least 80% achieved, then the bonus shall be lowered by the ratio that actual profit is to planned profit. If profit falls below 80%, no bonus is earned or payable.



Definition:

     Adjusted Profit for the 1997/98 Plan is $2,248,000


Compensation Amount:

     For achieving Planned Operating Profit: $2,750







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                                    PROPOSED
                           INCENTIVE COMPENSATION PLAN

                           SYNTHETIC INDUSTRIES, INC.
                     CONSTRUCTION/CIVIL ENGINEERING DIVISION

                               FISCAL YEAR 1997/98





Administration:

     Compensation Committee of the Board of Directors.


Qualification to Participate:

          1. Employment by participant throughout the fiscal year.

          2. Operating Profit must be 80% of Plan. If the planned profit objective;

               a) is exceeded, then the bonus shall be raised by the ratio that actual profits are to plan, except that a maximum bonus shall not exceed 100% of base salary.

               b) fails to be reached, but is at least 80% achieved, then the bonus shall be lowered by the ratio that actual profit is to planned profit. If profit falls below 80%, no bonus is earned or payable.



Definition:

     Adjusted Profit for the 1997/98 Plan is $24,838,000


Compensation Amount:

     For achieving Planned Operating Profit: $99,750







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                                    PROPOSED
                           INCENTIVE COMPENSATION PLAN

                           SYNTHETIC INDUSTRIES, INC.
                               FIBERMESH DIVISION

                               FISCAL YEAR 1997/98





Administration:

     Compensation Committee of the Board of Directors.


Qualification to Participate:

          1. Employment by participant throughout the fiscal year.

          2. Operating Profit must be 80% of Plan. If the planned profit objective;

               a) is exceeded, then the bonus shall be raised by the ratio that actual profits are to plan, except that a maximum bonus shall not exceed 100% of base salary.

               b) fails to be reached, but is at least 80% achieved, then the bonus shall be lowered by the ratio that actual profit is to planned profit. If profit falls below 80%, no bonus is earned or payable.



Definition:

     Operating Profit for the 1997/98 Plan is $ 9,548,000



Compensation Amount:

     For achieving Planned Operating Profit: $30,250





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                                    PROPOSED
                           INCENTIVE COMPENSATION PLAN

                           SYNTHETIC INDUSTRIES, INC.
                         GEOSYNTHETIC PRODUCTS DIVISION

                               FISCAL YEAR 1997/98





Administration:

     Compensation Committee of the Board of Directors.


Qualification to Participate:

          1. Employment by participant throughout the fiscal year.

          2. Operating Profit must be 80% of Plan. If the planned profit objective;

               a) is exceeded, then the bonus shall be raised by the ratio that actual profits are to plan, except that a maximum bonus shall not exceed 100% of base salary.

               b) fails to be reached, but is at least 80% achieved, then the bonus shall be lowered by the ratio that actual profit is to planned profit. If profit falls below 80%, no bonus is earned or payable.



Definition:

     Adjusted Profit for the 1997/98 Plan is $15,290,000



Compensation Amount:

     For achieving Planned Operating Profit: $99,583







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                                    PROPOSED
                           INCENTIVE COMPENSATION PLAN

                           SYNTHETIC INDUSTRIES, INC.
                            SPECIALTY YARNS DIVISION

                               FISCAL YEAR 1997/98





Administration:

     Compensation Committee of the Board of Directors.


Qualification to Participate:

          1. Employment by participant throughout the fiscal year.

          2. Operating Profit must be 80% of Plan. If the planned profit objective;

               a) is exceeded, then the bonus shall be raised by the ratio that actual profits are to plan, except that a maximum bonus shall not exceed 100% of base salary.

               b) fails to be reached, but is at least 80% achieved, then the bonus shall be lowered by the ratio that actual profit is to planned profit. If profit falls below 80%, no bonus is earned or payable.



Definition:

     Adjusted Profit for the 1997/98 Plan is $3,172,000


Compensation Amount:

     For achieving Planned Operating Profit: $3,333







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                                    PROPOSED
                           INCENTIVE COMPENSATION PLAN

                           SYNTHETIC INDUSTRIES, INC.
                           NEW BUSINESS OPPORTUNITIES

                               FISCAL YEAR 1997/98





Administration:

     Compensation Committee of the Board of Directors.


Qualification to Participate:

          1. Employment by participant throughout the fiscal year.

          2. Operating Profit must be 80% of Plan. If the planned profit objective;

               a) is exceeded, then the bonus shall be raised by the ratio that actual profits are to plan, except that a maximum bonus shall not exceed 100% of base salary.

               b) fails to be reached, but is at least 80% achieved, then the bonus shall be lowered by the ratio that actual profit is to planned profit. If profit falls below 80%, no bonus is earned or payable.



Definition:

     Adjusted Profit for the 1997/98 Plan is ($810,000)


Compensation Amount:

     For achieving Planned Operating Profit: $112,250